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                                                                  EXHIBIT 10.123


                                                                [EXECUTION COPY]

                          AMENDED AND RESTATED GUARANTY

         THIS AMENDED AND RESTATED GUARANTY (this "Amended and Restated Guaranty") made and delivered as of this 3rd day of February, 2000 by AHC PURCHASER HOLDING, INC., a Delaware corporation ("Guarantor"), for the benefit of RDVEPCO, L.L.C., a Michigan limited liability company ("Lender") and its assigns. Lender and its assigns are hereinafter sometimes referred to as "Holder."

                                    Recitals:

         Alterra Healthcare Corporation, a Delaware corporation (the "Company"), has borrowed from Lender the sum of Fourteen Million Dollars ($14,000,000.00) on the terms and conditions set forth in that certain Loan Agreement between Company and Lender dated as of the December 13, 1999 ( the "Original Loan Agreement"), the obligations of the Company thereunder being guaranteed by Guarantor pursuant to a Guaranty dated as of December 13, 1999 (the "Original Guaranty").

         Company and Lender propose to amend and restate the Original Loan Agreement pursuant to the terms of an Amended and Restated Loan Agreement dated as of the date of this Guaranty to provide for loans from Lender to Company thereunder of an aggregate of up to $34,000,000.00 to be evidenced by the Company's promissory note in the form attached as Exhibit C to the Amended and Restated Loan Agreement (the "Note").

         Guarantor is a Subsidiary of Company and benefited from the loan made to Company pursuant to the Original Loan Agreement and will benefit from the loans to be made to Company pursuant to the Amended and Restated Loan Agreement. It is a condition to Lender's obligation to make the additional loan to Company pursuant to the Amended and Restated Loan Agreement that Guarantor amend and restate the Original Guaranty as provided in this Amended and Restated Guaranty.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which the Guarantor acknowledges by the execution of this Amended and Restated Guaranty, the Guarantor promises and agrees as follows:

         NOW, THEREFORE, for good and valuable consideration, the receipt of which the Guarantor acknowledges by the execution of this Amended and Restated Guaranty, the Guarantor promises and agrees as follows:

         1. Guaranty of Obligations under Note and Amended and Restated Loan Agreement. The Guarantor hereby unconditionally guarantees to the Holder, irrespective of the validity and enforceability of the Note or the obligations of the Company thereunder or under the Amended




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and Restated Loan Agreement, that: (a) the principal of and interest on the Note
(including any interest due at the Default Interest Rate) shall be promptly paid in full when due, whether at maturity, by acceleration, redemption, repurchase or otherwise, and all other obligations of the Company to the Holder under the Note and the Amended and Restated Loan Agreement shall be promptly paid in full or performed, all in accordance with the terms thereof and of this Amended and Restated Guaranty; and (b) in case of any extension of time of payment or renewal of the Note or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, redemption, repurchase or otherwise, and, failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor shall be obligated to pay the same immediately.

         2. Unconditional Obligations of Guarantor. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Note or the Amended and Restated Loan Agreement, the absence of any action to enforce the same, any waiver or consent by the Holder with respect to any provisions thereof or hereof, the recovery of any judgment against the Company, and action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor agrees that the Holder may, in its absolute discretion and without notice to or the consent of the
Guarantor:

                  (a) modify the terms of the Amended and Restated Loan Agreement or Note or, compromise, extend, renew, or forbear to enforce any part or all of the Company's obligations thereunder, without affecting in any manner the obligations of the Guarantor pursuant to this Amended and Restated Guaranty;

                  (b) take, release, exchange, enforce and otherwise deal with any security given by any other guarantor of the obligations of the Company under the Note, including the right to perfect or fail to perfect any interest, without affecting in any manner the unconditional obligation of the Guarantor pursuant to this Amended and Restated Guaranty, whether such security be in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise;

                  (c) release any one or more other persons who shall have guaranteed, in whole or in part, the obligations of the Company under the Note upon such terms as it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor, without affecting in any manner the unconditional obligation of the remaining guarantors, including the Guarantor, and the other rights and remedies provided in this Amended and Restated Guaranty;

                  (d) settle or compromise any claim of the Holder against the Company, or against any other person, firm or corporation, whose obligation is held by the Holder as collateral security for any obligation of the Company pursuant to the Note;









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                  (e) fail to give notice to any person of the occurrence of an event of default under the terms and provisions of this Amended and Restated Guaranty, the Note or the Amended and Restated Loan Agreement; or

                   (f) take or omit to take any of the actions referred to in the Note, the Amended and Restated Loan Agreement, this Amended and Restated Guaranty or any other guarantee agreement or security agreement or mortgage given by any other person.

The Guarantor ratifies and confirms any such extension, renewal, release, exchange, forbearance, enforcement, modification, settlement, compromise or setoff; and all such actions shall be binding upon the Guarantor, which hereby waives all defenses, counterclaims, or offsets which the Guarantor might have by reason of such.

         3. Waivers. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that its obligations under this Amended and Restated Guaranty shall not be discharged except by complete performance of the obligations contained in the Note and the Amended and Restated Loan Agreement.

         4. Reinstatement. If the Holder is required by any court or otherwise to return to the Company or Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or Guarantor, any amount paid by the Company or the Guarantor to the Holder, this Amended and Restated Guaranty and the obligations of the Guarantor under this Amended and Restated Guaranty, to the extent theretofore discharged, shall be reinstated and shall be in full force and effect.

         5. No Subrogation. The Guarantor agrees that it shall not be entitled to any right of subrogation against the Company in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holder, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Amended and Restated Loan Agreement for the purposes of this Amended and Restated Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (y) in the event of any declaration of acceleration of such obligations as provided in the Amended and Restated Loan Agreement, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Amended and Restated Guaranty.

         6.       Miscellaneous.

                  6.1. Severability. Any provision of this Amended and Restated Guaranty which is prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining







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         provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  6.2. Governing Law. This Amended and Restated Guaranty shall be governed by and construed in accordance with the laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

                  6.3. Headings. Headings used in this Amended and Restated Guaranty are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         IN WITNESS WHEREOF, the Guarantor has caused this Amended and Restated Guaranty to be executed by the undersigned thereunto duly authorized as of the date first written above.


                                            AHC PURCHASER HOLDING, INC.


                                            By:   /s/ Mark W. Ohlendorf
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                                            Its:  Vice President
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